Sesen Bio Announces New Appointments to its Board of Directors Peter K Honig, MD, MPH and Michael A.S. Jewett, MD, FRCSC, FACS have joined the Sesen Bio Board of Directors as the Company nears potential US approval of Vicineum™ in August 2021 CAMBRIDGE, Mass., Jul. 21, 2021 – Sesen Bio (Nasdaq: SESN), a late-stage clinical company developing targeted fusion protein therapeutics for the treatment of patients with cancer, today announced the appointments of Dr. Peter K Honig, MPH, former Senior Vice President and Head of Global Regulatory Affairs and Group Head of Development China and Japan at Pfizer, and Dr. Michael A.S. Jewett, FRCSC, FACS, a practicing Oncologist and global Key Opinion Leader (KOL) to the Sesen Bio Board of Directors. The Company’s Biologics License Application (BLA) for the Company’s lead program, Vicineum, is currently under Priority Review with the Food and Drug Administration (FDA) for the treatment of BCG- unresponsive non-muscle invasive bladder cancer (NMIBC) in the US with a target Prescription Drug User Fee Act (PDUFA) date of August 18, 2021. “I am pleased to welcome Dr. Peter Honig and Dr. Michael Jewett to our Board of Directors,” said Dr. Thomas Cannell, president and chief executive officer of Sesen Bio. “We have reached a transformational time for the Company as we approach the potential approval and launch of Vicineum in the US. We are very fortunate to add the deep global regulatory experience of Dr. Honig and the extensive clinical expertise of Dr. Jewett to further strengthen our Board. Their wealth of experience will be invaluable as we continue to make progress in bringing a potential best-in-class treatment to markets globally.” Peter K Honig, MD, MPH is an experienced leader in the strategic and tactical aspects of medicine and vaccine development with expertise in clinical pharmacology, clinical programs, setting clinical trial design, compliance, medical product safety, and medical product regulation. Dr. Honig recently retired from Pfizer as Senior Vice President and Head of Global Regulatory Affairs and Group Head of Development China and Japan. Dr. Honig led Pfizer’s commitment to patient safety by working across the organization to ensure regulatory effectiveness, quality control and compliance throughout all stages of product development and post-approval. Prior to joining Pfizer, he held senior leadership positions at AstraZeneca and Merck Research Laboratories and with the FDA, including a role as the first Director of the Office of Drug Safety in the FDA’s Center for Drug Evaluation and Research (CDER). In addition to his industry and FDA experience, Dr. Honig has been the PhRMA representative to the International Conference on Harmonisation (ICH) Steering Committee from 2002 to 2021, is a past President of the American Society for Clinical Pharmacology and Therapeutics (ASCPT) and is currently an associate editor of their flagship journal. Dr. Honig received medical and public health degrees from Columbia University in New York. “I am honored to join the Sesen Bio Board of Directors,” said Dr. Honig. “Sesen Bio has made tremendous progress in key markets with the upcoming potential product approvals in the US in

August and in Europe in 2022 with a promising pipeline to fuel future growth. I look forward to working with the Board and management team in contributing to Sesen Bio’s future success.” Michael A.S. Jewett, MD, FRCSC, FACS is a prominent Oncologist who is internationally recognized for his life-saving innovations in surgical oncology, his advocacy of patient-centered clinical care, and his contributions to research in the field of bladder cancer. Dr. Jewett is currently a professor in the Departments of Surgical Oncology and Surgery (Urology) at the Princess Margaret Cancer Centre, University Health Network and the University of Toronto. A graduate of Queen’s University, Faculty of Medicine, Kingston, Ontario, Canada, where BCG for bladder cancer was first prescribed, Dr. Jewett completed his Urology training at the University of Toronto, Canada and Memorial Sloane-Kettering Cancer Center in New York. Dr. Jewett has played a leading role in national and international consensus statements, including as a committee chair for the International Consultation on Bladder Tumors in 2004 Consensus. He has appeared before the FDA as an expert including the presentation that led to the historic approval of BCG for NMIBC. Dr. Jewett has published more than 400 peer-reviewed papers, mostly in Uro-oncology and in technology assessment and medical informatics. Dr. Jewett was a member of the inaugural Medical Advisory Board of the Bladder Cancer Advocacy Network (BCAN). He is an Honorary Member of the American Urological Association (AUA) and the European Association of Urology (EAU) and has been a visiting professor in more than 40 institutions and associations. In December 2020, Dr. Jewett was appointed to the Order of Canada based on his achievements listed above, among others. “It is a pleasure to join the Sesen Bio Board of Directors at such an exciting time in the Company’s evolution,” said Dr. Jewett. “I have been watching the progress of Vicineum carefully for more than 10 years and I am delighted with the progress. I believe Vicineum has the potential to transform the way Urologists treat patients with BCG-unresponsive NMIBC with promising expansion potential into earlier treatment intervention and possible combination regimens with checkpoint inhibitors. I look forward to working with the talented leadership team as they continue to execute on their mission of saving and improving the lives of patients with cancer.” In the US, the Company believes it remains on track for an FDA decision on its BLA for Vicineum by the target PDUFA date August 18, 2021. About Vicineum™ Vicineum, a locally administered fusion protein, is Sesen Bio’s lead product candidate being developed for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). Vicineum is comprised of a recombinant fusion protein that targets epithelial cell adhesion molecule (EpCAM) antigens on the surface of tumor cells to deliver a potent protein payload, Pseudomonas Exotoxin A. Vicineum is constructed with a stable, genetically engineered peptide tether to ensure the payload remains attached to the antibody binding fragment until it is internalized by the cancer cell. This fusion protein design is believed to decrease the risk of toxicity to healthy tissues, thereby improving its safety. In prior clinical trials conducted by Sesen Bio, EpCAM has been shown to be overexpressed in NMIBC cells with minimal to no EpCAM expression observed on normal bladder cells. Sesen Bio is currently in the follow-up stage of a Phase 3 registration trial in the US for the treatment of BCG-

unresponsive NMIBC. In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Additionally, Sesen Bio believes that cancer cell-killing properties of Vicineum promote an anti-tumor immune response that may potentially combine well with immuno-oncology drugs, such as checkpoint inhibitors. For this reason, the activity of Vicineum in BCG-unresponsive NMIBC is also being explored at the US National Cancer Institute in combination with AstraZeneca’s immune checkpoint inhibitor durvalumab. About Sesen Bio Sesen Bio, Inc. is a late-stage clinical company advancing targeted fusion protein therapeutics for the treatment of patients with cancer. The Company’s lead program, Vicineum™, also known as oportuzumab monatox, is currently in the follow-up stage of a Phase 3 registration trial for the treatment of BCG-unresponsive non-muscle invasive bladder cancer (NMIBC). In February 2021, the FDA accepted for filing the Company’s BLA for Vicineum for the treatment of BCG- unresponsive NMIBC and granted the application Priority Review with a target PDUFA date of August 18, 2021. Sesen Bio retains worldwide rights to Vicineum with the exception of Greater China and the Middle East and North Africa (MENA), for which the Company has partnered with Qilu Pharmaceutical and Hikma Pharmaceuticals, respectively, for commercialization. Vicineum is a locally administered targeted fusion protein composed of an anti-EpCAM antibody fragment tethered to a truncated form of Pseudomonas Exotoxin A, which is being developed for the treatment of BCG-unresponsive NMIBC. For more information, please visit the Company’s website at www.sesenbio.com. COVID-19 Pandemic Potential Impact Sesen Bio continues to monitor the rapidly evolving environment regarding the potential impact of the COVID-19 pandemic on our Company. The Company has not yet experienced any disruptions to our operations as a result of COVID-19, however, we are not able to quantify or predict with certainty the overall scope of potential impacts to our business, including, but not limited to, our ability to raise capital and, if approved, commercialize Vicineum. Sesen Bio remains committed to the health and safety of patients, caregivers and employees. Cautionary Note on Forward-Looking Statements Any statements in this press release about future expectations, plans and prospects for the Company, the Company’s strategy, future operations, and other statements containing the words “anticipate,” “believe,” “may,” “target,” “potential,” “will,” “should,” “continue,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. For example, statements regarding the timing for the FDA’s decision on the Company’s BLA for Vicineum for the treatment of BCG-unresponsive NMIBC based on the FDA granting the BLA Priority Review and the target PDUFA date of August 18, 2021, the timing of the potential commercial launch of Vicineum in the US, the Company’s beliefs regarding the potential for Vicineum to be a best-in-class treatment for the BCG- unresponsive NMIBC, the timing of potential approval of Vysyneum™ for the treatment of BCG-unresponsive NMIBC in Europe, the ability of Vicineum to transform treatment of patients with BCG-unresponsive NMIBC, the potential expansion of Vicineum into earlier treatment intervention and possible combination regimens with checkpoint inhibitors, the ability of

Vicineum to save and improve the lives of patients with cancer, and the impact of COVID-19 on the Company, including its ability to raise capital, and, if approved, its ability to commercialize Vicineum for the treatment of BCG-unresponsive NMIBC. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the risk that clinical trials of Vicineum for the treatment of BCG-unresponsive NMIBC may fail to demonstrate safety and efficacy to the satisfaction of the FDA, the European Medicines Agency or other foreign regulatory authorities or not otherwise produce favorable results, the risk that Vicineum for the treatment of BCG-unresponsive NMIBC may cause undesirable side effects, serious adverse events or have other properties that could delay or halt clinical trials, delay or prevent its regulatory approval by the FDA, the European Medicines Agency or other foreign regulatory authorities, limit the commercial profile of its labeling, if approved, or result in significant negative consequences following any marketing approval, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other reports filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company’s views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof. Contact: Erin Clark, Vice President, Corporate Strategy & Investor Relations ir@sesenbio.com